                                                                EXHIBIT 99-11(b)

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                        FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Lynn L. Anderson
-----------------------------------
     Lynn L. Anderson
Trustee:
Frank Russell Investment Company
January 15, 1996

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                       FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Paul E. Anderson
-----------------------------------
    Paul E. Anderson
Trustee:
Frank Russell Investment Company
January 15, 1996

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                       FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Paul Anton
-----------------------------------
    Paul Anton, PhD
Trustee:
Frank Russell Investment Company
January 15, 1996

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                       FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ William E. Baxter
-----------------------------------
    William E. Baxter
Trustee:
Frank Russell Investment Company
January 15, 1996

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                       FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Lee C. Gingrich
-----------------------------------
    Lee C. Gingrich
Trustee:
Frank Russell Investment Company
January 15, 1996

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                       FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Eleanor W. Palmer
-----------------------------------
    Eleanor W. Palmer
Trustee:
Frank Russell Investment Company
January 15, 1996

                           LIMITED POWER OF ATTORNEY
                                WITH RESPECT TO
                AMENDMENTS TO S.E.C. REGISTRATION STATEMENTS OF
                       FRANK RUSSELL INVESTMENT COMPANY

Know all men by these presents that the undersigned hereby constitutes and appoints the President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of FRIC, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ George F. Russell, Jr.
-----------------------------------
    George F. Russell, Jr.
Trustee:
Frank Russell Investment Company
January 15, 1996